SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2002

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                    0-13150
                                    -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                4375 River Green Parkway, Duluth, Georgia 30096
                -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     In June 2001, the Financial Accounting Standards Board issued Statement No. 142 ("FAS 142"), Goodwill and Other Intangible Assets. Concurrent Computer Corporation adopted FAS 142 as of July 1, 2001, the beginning of its current fiscal year. Under FAS 142, goodwill and intangible assets with indefinite lives are no longer amortized but are subject to annual impairment tests. Other intangible assets continue to be amortized over their useful lives. Concurrent is filing this Form 8-K to include "as adjusted" net loss and net loss per share financial information for the years ended June 30, 2001 and 2000, as if the adoption of FAS 142 had occurred at the beginning of these respective fiscal years. Such information is presented within Note 21 to the Consolidated Financial Statements which are filed as Exhibit 99.1 to this report and are incorporated herein by reference in their entirety. Except for the additional disclosure in Note 21 and the date of Deloitte & Touche LLP's Independent Auditors' Report, the financial statements are unchanged from the financial statements included in Concurrent's annual report on Form 10-K for the year ended June 30, 2001.


ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

     The  following  exhibits  are  filed  herewith:

23.1      Independent  Auditors'  Consent
23.2      Consent of Independent Accountants
99.1      Consolidated Financial Statements


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  June 7, 2002.

                                  CONCURRENT  COMPUTER  CORPORATION



                                  By:  /s/  Steven R. Norton
                                     ------------------------------
                                     Steven R. Norton
                                     Executive Vice President, Chief Financial
                                       Officer and Secretary


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